EXHIBIT 10.106                                           WILLIAMS
                                                         GAS PIPELINE
                                                         Texas Gas
L0007384                                                 P.O. Box 20008
N0415                                                    3800 Frederica Street
                                                         Owensboro, KY 42304
                                                         270-926-8686

September 15, 1999


Louisville Gas and Electric Company
820 West Broadway
Louisville, Kentucky 40202

Attention:  Mr. J. Clay Murphy

Gentlemen:

     Reference is made to the Transportation Agreement (Agreement) dated November 1, 1993, as amended, between Texas Gas Transmission Corporation (Texas Gas) and Louisville Gas and Electric Company (LG&E) providing for the transportation of natural gas by Texas Gas for LG&E.

     Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement between them as follows:

     A. ARTICLE II, QUANTITY, Section 2.5, for the two-year Agreement with an original primary term through October 31, 1995, shall be deleted in its entirety and replaced with the following Section 2.5:

          2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:


                       Seasonal
                 Quantity Entitlement                  MMBtu
                 --------------------                  -----
                        Winter                       7,500,000
                        Summer                       1,900,000

     B. ARTICLE II, QUANTITY, Section 2.5, for the five-year Agreement with an original primary term through October 31, 1998, shall be deleted in its entirety and replaced with the following Section 2.5:

          2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:

                      Seasonal
                 Quantity Entitlement                  MMBtu
                 --------------------                  -----
                        Winter                       7,500,000
                        Summer                       1,900,000

Louisville Gas and Electric Company
September 15, 1999
Page 2


     C. ARTICLE II, QUANTITY, Section 2.5, for the five-year Agreement with an original primary term through October 31, 2001, shall be deleted in its entirety and replaced with the following Section 2.5:

          2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:



                      Seasonal
                 Quantity Entitlement                  MMBtu
                 --------------------                  -----
                        Winter                       7,500,000
                        Summer                       1,900,000

     This amendment shall become effective November 1, 2000, and shall remain in force for a term to coincide with the term of the Agreement.

     The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules and regulations.

     Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

     If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.


                                           Very truly yours,

LOUISVILLE GAS AND ELECTRIC COMPANY        TEXAS GAS TRANSMISSION CORPORATION


By:        /signed/                        By:         /signed/
    -------------------------------             ------------------------------
Title:     /title/                         Title:      /title/
    -------------------------------             ------------------------------


AGREED TO AND ACCEPTED this __21st__ day of ____September_______, 1999.